EXHIBIT 10.2

ACQUISITION AGREEMENT

THIS ACQUISITON AGREEMENT (this “Agreement”) is made and entered into as of the 13th day of December 2021, between and among Integrated Holding Solutions, Inc. (“IHS” or “Buyer”), a Nevada corporation, and wholly owned subsidiary of Integrated Cannabis Solutions, Inc., a Nevada Corporation and Securities and Exchange Commission Reporting Company (“Integrated Cannabis”), and Consolidated Apparel, Inc. (“Consolidated”), a Florida Corporation (“Consolidated”), and Eugene Caiazzo, Consolidated’s President (“Caiazzo”). Consolidated and Caiazzo are collectively referred to herein as the “Seller” or individually as the circumstances dictate. The Buyer, the Seller, and Integrated Cannabis are collectively referred to herein as the Parties.

WHEREAS, Caiazzo owns all outstanding Shares of Consolidated (the “Shares”).

WHEREAS, on September 1, 2021, IHS completed an agreement with Consolidated providing for the acquisition of 49.5% of Consolidated by IHS (the “September 1, 2021 Agreement”).

WHEREAS, the Parties have agreed it is in their best interests to rescind the September 1, 2021 Agreement (the “Rescission”) and complete a new acquisition agreement (as provided for herein) for IHS’ acquisition of 100% of Consolidated (the “100% Acquisition).

WHEREAS, the Closing Date for the 100% Acquisition will be no more than 71 days from the date of this Agreement (the “Closing”).

NOW, THEREFORE, the above WHEREAS clauses are incorporated herein as terms to this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements described in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer and the Seller hereby agree as follows:

1.RESCISSION/SALE OF SHARES.

1.1 The Parties agree to the Rescission. The September 1, 2021 Agreement is null and void.

1.2 The Buyer agrees to purchase from the Seller 100% of Consolidated outstanding shares for the Seller’s consideration denoted in 2.1 below.

2.CONSIDERATION/OPERATIONS.

2.1 Integrated Cannabis shall issue 328,000 shares of Convertible/Redeemable Series B par value $1.00 Preferred shares to Caiazzo..

2.2 Upon the Closing, the operations of Consolidated shall become the operations of the Buyer.

2.3 Buyer agrees to bear all expenses incurred by this transaction, but not limited to legal, accounting and filing fees.

3. MANAGEMENT OF CONSOLIDATED/BOARD SEAT WITH THE BUYER/EMPLOYMENT AGREEMENT

3.1 Caiazzo shall remain as the President of Consolidated and shall manage its operations

3.2 After the Closing, Integrated Cannabis shall appoint Caiazzo as a member of its Board of Directors.

3.3 Prior to completion of the Closing, the Buyer and Caiazzo shall complete an Employment Agreement providing for Caiazzo’s responsibilities as Consolidated’s President.

3.4 Integrated Cannabis shall grant Cashless Stock Options to Caiazzo, the terms of which shall be subject to negotiation between the Parties.

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4. REPRESENTATIONS AND WARRANTIES OF SELLER. The Seller hereby represents and warrants to Buyer that the following statements are true and correct as of the date of this Agreement and will be true and correct as of the Closing Date (as hereafter defined).

4.1 Authority; Capacity. The Seller has full power, authority and capacity to execute and deliver, and to perform his duties and obligations under this Agreement. This Agreement is the legal, valid and binding obligation of the Seller and is enforceable against the Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors’ rights generally and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of the court before which any proceeding may be brought.

4.2 Financial Statements. The Seller hereby warrants that the financial statements of Consolidated as of June 30, 2021 truthfully and accurately and represent its financial condition as of that date as reflected in Exhibit 1.

4.3 No Conflicts; Consents. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not: (i) violate or conflict with any constitution, statute, regulation, rule, injunction, judgment, order, permit, decree, ruling, charge, or other restriction of any government, governmental agency, court or arbitrator to which the Seller or any of his assets are subject; (ii) conflict with, result in a breach of, constitute a default under (or with notice or the lapse of time or both could result in a breach of or constitute a default), result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any agreement, contract, lease, license, instrument, or other arrangement to which the Seller is a party or bound or to which any of his assets are subject; (iii) that could result in the creation or imposition of any lien, security interest or encumbrance in, to or on the Shares or any asset of the Seller; or (iv) require the Seller to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency, creditor or other third party in order to consummate the transactions contemplated by this Agreement

4.4 Litigation. There are no claims, demands, filings, hearings, notices of violation, proceedings, notices or demand letters, investigations, administrative proceedings, civil, criminal or other actions, litigation, suits, mediations, arbitrations or other legal proceedings pending or threatened against the Seller relating to, resulting from or affecting the Shares or that would materially impair the ability of the Seller to perform his duties or obligations under, or to consummate the transactions contemplated by, this Agreement.

4.5 Title. Caiazzo is the lawful owner of, and has good and marketable title to, the Shares, free and clear of any and all liens, restrictions, claims, charges, security interests and encumbrances (contractual or otherwise) of any kind, nature or type whatsoever. Caiazzo is the lawful owner of, and has good and marketable title to, the Shares, free and clear of all liens, restrictions, claims, charges, security interests and encumbrances (contractual or otherwise) of any kind, nature or type whatsoever.

4.6 Taxes. Consolidated has duly and timely filed all tax returns and reports required to be filed prior to the date of this Agreement and timely paid all taxes that have been incurred or are due and payable pursuant to such Returns or pursuant to any assessment with respect to taxes in such jurisdictions, whether or not in connection with such Returns. No deficiency or proposed adjustment which has not been settled or otherwise resolved for any amount of tax has been proposed, asserted or assessed by any taxing authority against Consolidated. There are no actions, suits, taxing authority proceedings, or audits now in progress, pending or threatened against Consolidated.

4.7 The Purchased Shares. The Shares being purchased by the Buyer under this Agreement shall represent 100% of the issued and outstanding Shares of Consolidated, respectively, as provided for under the terms of this Agreement.

4.8 No Pending Transactions. Except for this Agreement, Consolidated is not a party to or bound by any agreement, undertaking or commitment to sell, lease, assign, transfer or exchange any of the Shares to any other entity or person.

4.9 Full Disclosure. No representation or warranty of the Seller in this Agreement or any agreement, document or scheduled executed or delivered in connection with this Agreement contains any untrue statement of a material fact or omits to state any material fact which makes any such representation or warranty misleading.

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5. REPRESENTATIONS AND WARRANTIES OF BUYER. The Buyer hereby represents and warrants to the Seller that the following statements are true and correct as of the date of this Agreement and will be true and correct as of the Closing Date.

5.1 Organization. The Buyer is duly organized, validly existing and in good standing under the laws of the State of Nevada, and is duly registered or qualified to do business, and are in good standing, in each jurisdiction in which the nature of its business or properties requires such registration or qualification, except where the failure to so register or qualify would have a material adverse effect.

5.2 Authority; Capacity. The Buyer has full power and authority to execute and deliver, and to perform its duties and obligations under, this Agreement. The execution and delivery of, the performance of its obligations under, and the consummation of the transactions contemplated by, this Agreement and any agreement, document, instrument or certificate executed or to be executed in connection with this Agreement, have been duly authorized by all necessary action on the part of the Buyer. This Agreement is the legal, valid and binding obligation of the Buyer and is enforceable against the Buyer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors’ rights generally and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of the court before which any proceeding may be brought.

5.3 No Conflicts; Consents. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not: (i) violate or conflict with any provision of the organizational documents, as amended, of the Buyer; (ii) violate or conflict with any constitution, statute, regulation, rule, injunction, judgment, order, permit, decree, ruling, charge, or other restriction of any government, governmental agency, court or arbitrator to which the Buyer or any of its assets are subject; (iii) conflict with, result in a breach of, constitute a default under (or with notice or the lapse of time or both could result in a breach of or constitute a default), result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any agreement, contract, lease, license, instrument, or other arrangement to which the Buyer is a party or bound or to which any of its assets are subject; (iv) result in or require the creation or imposition of any lien, security interest or encumbrance in, to or on any of the properties of the Buyer; or (v) require the Buyer to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency, creditor or other third party in order to consummate the transactions contemplated by this Agreement.

5.4 Litigation. There are no claims, demands, filings, hearings, notices of violation, proceedings, notices or demand letters, investigations, administrative proceedings, civil, criminal or other actions, litigation, suits, mediations, arbitrations or other legal proceedings pending or threatened against the Buyer that would materially impair the ability of the Buyer to perform its duties or obligations under, or to consummate the transactions contemplated by, this Agreement.

5.5 Full Disclosure. No representation or warranty of the Buyer in this Agreement or any agreement, document or scheduled executed or delivered in connection with this Agreement contains any untrue statement of a material fact or omits to state any material fact which makes any such representation or warranty misleading.

6 Deliveries by Caiazzo. At Closing, Caiazzo shall execute and deliver: (i) any certificate or book entry or other documents to transfer the Shares to the Buyer as necessary to transfer title to the Shares to the Buyer.

7. Deliveries by Buyer. At Closing, the Buyer shall execute and deliver: (i) an Assumption of Debt instrument to reflect the debt of Consolidated assumed by the Buyer; (ii) a certificate representing the Caiazzo Shares; (iii) and all documents required to executed in connection therewith and any other document, certificate or instrument deemed reasonably requested by the Seller to consummate the transactions contemplated by this Agreement.

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8. TERMINATION.

8.1. This Agreement may be terminated upon providing written notice to the other parties at or prior to Closing the written consent of the Buyer and the Seller, which termination shall be effective as of the date described in such consent.

8.2 Misrepresentation or Breach. By the Buyer or the Seller if: (i) any representation or warranty of the other party in this Agreement shall be false, misleading or incorrect in any material respect; or (ii) the other party shall fail to perform any of its duties, obligations or covenants described in this Agreement by or within the required period, which failure to perform is not cured within ten (10) days after the non-defaulting party notifies the defaulting party in writing of such failure to perform.

8.3 Effects of Termination. In the event this Agreement is terminated, the Seller and the Buyer shall have no further rights, duties, obligations or responsibilities described in this Agreement, except for: (i) the respective indemnification rights and obligations of the Seller and the Buyer.

9. INDEMNIFICATION. Consolidated, Integrated Holding Solutions, and Caiazzo hereby mutually covenant and agree to indemnify one another, save, defend, hold harmless, discharge, and release their respective affiliates and their respective stockholders, members, partners, directors, managers, officers, employees, agents, representatives, successors and assigns from and against any and all payments, charges, judgments, assessments, liabilities, obligations, claims, demands, actions, losses, damages, penalties, interest or fines, and any and all costs and expenses paid or incurred, including attorney fees, costs, fees of experts and any legal or other expenses reasonably incurred in connection therewith (collectively, the “Liabilities”), arising from, based upon, related to or associated with this Agreement.

10. SURVIVAL OF REPRESENTATIONS AND COVENANTS. The Parties hereby agree and covenant that all of the representations, warranties and covenants in this Agreement shall survive the Closing or termination of this Agreement for a period of five (5) years.

11. ENTIRE AGREEMENT. This Agreement and the exhibits attached to this Agreement constitute the entire agreement and understanding between the Buyer and the Seller and supersede any and all prior understandings, agreements or representations between the Buyer and the Seller, whether written or oral, related in any way to the subject matter of this Agreement.

12. BINDING EFFECT. This Agreement shall be binding upon, and shall inure to the benefit of, the Buyer, the Seller and their respective heirs, legal representatives successors and permitted assigns.

13. ASSIGNMENT. Neither the Seller or Caiazzo may assign any of his rights, or delegate any of his duties or obligations, under this Agreement without the prior written consent of the Buyer, which consent may be withheld, conditioned or delayed at the Buyer’s sole discretion.

14. MULTIPLE COUNTERPARTS. This Agreement may be executed, by facsimile or otherwise, in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

15. HEADINGS. The headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

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167. NOTICES. Any notices or communications required or permitted to be given by this Agreement must be (i) given in writing, and (ii) be personally delivered or mailed by prepaid mail or overnight courier, or by facsimile transmission delivered or transmitted to the party to whom such notice or communication is directed, to the address of such party as follows:

To Seller:

Consolidated Apparel, Inc.

Eugene Caiazzo

1300 N. Florida Mango Road – Ste. 30

West Palm Beach, Florida 33409

To Buyer:

Integrated Holding Solutions, Inc.

Matthew Dwyer
6810 N State Road 7
Coconut Creek, FL 33073

To Integrated Cannabis Solutions, Inc.

Integrated Cannabis Solutions, Inc.
Matthew Dwyer
6810 N State Road 7
Coconut Creek, FL 33073

Any such notice or communication shall be deemed to have been given on (i) the day such notice or communication is personally delivered, (ii) three (3) days after such notice or communication is mailed by prepaid certified or registered mail, (iii) one (1) working day after such notice or communication sent by overnight courier, or (iv) on the day such notice or communication is faxed and the sender has received a confirmation of such fax. Any party may, for purposes of this Agreement, change its address, fax number, or the person to whom a notice or other communication is marked to the attention of, by giving notice of such change to the other parties.

16. AMENDMENTS. This Agreement may be amended at any time by a written instrument signed by the Buyer and the Seller.

17. SEVERABILITY. If any provision contained in this Agreement shall for any reason be held to be invalid, illegal, void or unenforceable in any respect, such provision shall be deemed modified so as to constitute a provision conforming as nearly as possible to the invalid, illegal, void or unenforceable provision while still remaining valid and enforceable and the remaining terms or provisions contained in this Agreement shall not be affected thereby.

18. PREVAILING PARTY. In the event that either party brings any suit, action or proceeding against the other party for any reason arising from or related to this Agreement, then the prevailing party shall be entitled to recover from the other party any and all costs and expenses, including reasonable attorney fees, arising from or related to the suit, action or proceeding.

19. FURTHER ACTIONS. From and after the execution of this Agreement, the Buyer and the Seller agree to, upon the request of the other party, execute and deliver to the other party any further documents, certificates or instruments, and to perform any further acts as may be required or reasonably requested to complete or evidence the transaction contemplated by this Agreement.

20. CONSTRUCTION. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted by the Buyer and the Seller, and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of the authorship of any of the provisions of this Agreement.

21. GOVERNING LAW; VENUE; JURISDICTION. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida. The Buyer and the Seller further agree that any dispute arising out of this Agreement shall be decided by either the state or federal courts in Fort Lauderdale, Florida. The Buyer and the Seller shall each submit to the jurisdiction of those courts.

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IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the day and year first written above.

Integrated Holding Solutions, Inc.

By: /s/ Matthew Dwyer

Matthew Dwyer, President

Integrated Cannabis Solutions, Inc.

By: /s/ Matthew Dwyer
Matthew Dwyer, Chief Executive Officer

Consolidated Apparel, Inc.

By: /s/ Eugene Caiazzo
Eugene Caiazzo, President

Eugene Caiazzo

/s/ Eugene Caiazzo

Eugene Caiazzo

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EXHIBIT 1

7:54 PM
08/31/21
Accrual Basis

Native Outfitters
Balance Sheet
As of June 30, 2021

		Jun 30, 21
ASSETS		
Current Assets		
Checking/Savings		
WF Merchant 9194		614.07
WF Operating 1068		24,740.06
WF Payroll 9210		16,445.99
Total Checking/Savings		41,800.12
Accounts Receivable		
Accounts Receivable		116,917.38
Total Accounts Receivable		116,917.38
Other Current Assets		
DUE TO/FROM MTO WEAR		-6,345.17
Employee advance		10,030.39
Inventory Asset		193,218.45
Total Other Current Assets		196,903.67
Total Current Assets		355,621.17
Fixed Assets		
Equipment		28,926.48
X - Accumulated Depreciation		-19,904.00
Total Fixed Assets		9,022.48
Other Assets		
Due to/from Incite		-554,893.91
Intangible Assets		
Closing Costs	20,990.50	
Goodwill	345,000.00	
Non-Compete	100,000.00	
X - Accumulated Amortization	-133,220.37	
Total Intangible Assets		332,770.13
Security Deposit		21,223.85
Suspense		-597.82
Total Other Assets		-201,497.75
TOTAL ASSETS		**163,145.90**
LIABILITIES & EQUITY		
Liabilities		
Current Liabilities		
Accounts Payable		
Accounts Payable		58,175.65
Total Accounts Payable		58,175.65
Credit Cards		
Credit Card at American Expr		578.87
WF Credit Card 6720		8,939.05
Total Credit Cards		9,517.92
Total Current Liabilities		67,693.57
Long Term Liabilities		
Note Payable RP Caiazzo		338,124.78
SBA Cares Act Loan		53,600.00
SBA Loan		273,778.23
Total Long Term Liabilities		665,503.01
Total Liabilities		733,196.58
Equity		

Page 1

7

7:54 PM
08/31/21
Accrual Basis

Native Outfitters
Balance Sheet
As of June 30, 2021

	Jun 30, 21
Retained Earnings	-653,264.51
Net Income	83,213.83
Total Equity	-570,050.68
TOTAL LIABILITIES & EQUITY	**163,145.90**

Page 2

8

7:55 PM
08/31/21
Accrual Basis

Native Outfitters
Profit & Loss
January through June 2021

			Jan - Jun 21
Ordinary Income/Expense			
Income			
Cash REWARDS			1,231.18
Gross Sales			608,931.98
Retail Sales			8,815.98
Sales			3,338.15
Total Income			622,317.29
Cost of Goods Sold			
Cost of Goods Sold			205,379.96
Freight and Shipping Costs			10,848.09
In-Field Discounts (Defectives)			2,576.60
Materials & Supplies			44,091.99
Merchant Account Fees			4,024.54
Supplies			5,925.76
Total COGS			272,846.94
Gross Profit			349,470.35
Expense			
Advertising and Promotion			
Show Expenses		4,703.45	
Total Advertising and Promotion			4,703.45
Amortization Expense			15,533.00
Auto and Truck Expenses			18,637.14
Automobile Expense			
Gas		2,222.70	
Total Automobile Expense			2,222.70
Bank Service Charges			131.00
Charitable Contributions			1,149.90
Computer and Internet Expenses			4,800.91
Depreciation Expense			2,232.00
Dues and Subscriptions			221.00
Equipment Rental			2,098.38
Insurance Expense			
Workers Comp		1,602.74	
Insurance Expense - Other		4,566.01	
Total Insurance Expense			6,168.75
Interest Expense			12,538.69
Licenses & Permits			616.90
Meals and Entertainment			12,729.09
Office Supplies			3,290.92
Parking & Tolls			477.55
Payroll Expenses			
Contract Labor		1,171.00	
Form 1099 payments		53,837.46	
Payroll taxes			
FICA	8,342.02		
FUTA	374.43		
Medicare	1,950.87		
SUTA	151.84		
Payroll taxes - Other	0.00		
Total Payroll taxes		10,819.16	
PR Admin fees		573.40	
Wages		134,547.75	
Payroll Expenses - Other		0.00	
Total Payroll Expenses			200,948.77
Professional Fees			3,078.75
Rent Expense			32,565.12

Page 1

9

7:55 PM
08/31/21
Accrual Basis

Native Outfitters
Profit & Loss
January through June 2021

	Jan - Jun 21
Repairs and Maintenance	499.24
Security	182.98
Telephone Expense	1,356.12
Travel Expense	7,005.93
Utilities	3,022.31
Total Expense	336,210.60
Net Ordinary Income	13,259.75
Other Income/Expense	
Other Income	
Cares Act Loan Pmts Non taxable	24,789.08
PPP LOAN	45,165.00
Total Other Income	69,954.08
Net Other Income	69,954.08
Net Income	**83,213.83**

Page 2

10

7:11 PM
08/31/21
Accrual Basis

Incite Performance Wear
Balance Sheet
As of June 30, 2021

		Jun 30, 21
ASSETS		
Current Assets		
Checking/Savings		
WF Operating		262.70
Total Checking/Savings		262.70
Accounts Receivable		
Accounts Receivable		140.90
Total Accounts Receivable		140.90
Other Current Assets		
Inventory Asset		13,575.40
Total Other Current Assets		13,575.40
Total Current Assets		13,979.00
Fixed Assets		
Furniture and Equipment		100,000.00
X-Accumulated Depreciation		-53,869.00
Total Fixed Assets		46,131.00
Other Assets		
Intangible Assets		
Closing costs	17,200.00	
Goodwill	360,502.00	
Non-Compete	10,000.00	
X-Accumulated Amortization	-100,479.00	
Total Intangible Assets		287,223.00
Total Other Assets		287,223.00
TOTAL ASSETS		**347,333.00**
LIABILITIES & EQUITY		
Liabilities		
Current Liabilities		
Accounts Payable		
Accounts Payable		9,957.05
Total Accounts Payable		9,957.05
Total Current Liabilities		9,957.05
Long Term Liabilities		
Due to/from GC		-10,000.00
Due to/from Native		-554,893.91
WF SBA LOAN		244,341.42
Total Long Term Liabilities		-320,552.49
Total Liabilities		-310,595.44
Equity		
Retained Earnings		621,632.53
Net Income		36,295.91
Total Equity		657,928.44
TOTAL LIABILITIES & EQUITY		**347,333.00**

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11

7:16 PM
08/31/21
Accrual Basis

Incite Performance Wear
Profit & Loss
January through June 2021

	Jan - Jun 21
Ordinary Income/Expense	
Income	
Sales	40,805.90
Shipping and Delivery Income	1,269.82
Total Income	42,075.72
Cost of Goods Sold	
Cost of Goods Sold	-3,083.60
Total COGS	-3,083.60
Gross Profit	45,159.32
Expense	
Advertising	570.00
Amortization	12,924.00
Bank Service Charges	183.60
Computer and Internet Expenses	617.10
Depreciation Expense	7,143.00
Interest Expense	7,645.13
Merchant Account fees	1,882.32
Office Supplies	1,060.82
Postage	107.94
Total Expense	32,133.91
Net Ordinary Income	13,025.41
Other Income/Expense	
Other Income	
Cares Act SBA pmts - NT	23,270.50
Total Other Income	23,270.50
Net Other Income	23,270.50
Net Income	36,295.91

Page 1

12